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                                                                   Exhibit 10.17








                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                           2004 OMNIBUS INCENTIVE PLAN






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Contents
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                                                                          PAGE

Article 1.     Establishment, Objectives, and Duration......................1

Article 2.     Definitions..................................................1

Article 3.     Administration...............................................6

Article 4.     Shares Subject to the Plan; Individual Limits; and
               Anti-Dilution Adjustments....................................7

Article 5.     Eligibility and Participation................................9

Article 6.     Options.....................................................10

Article 7.     Stock Appreciation Rights...................................11

Article 8.     Restricted Stock............................................13

Article 9.     Restricted Stock Units and Performance Shares...............14

Article 10.    Performance Units...........................................15

Article 11.    Other Stock-Based Awards....................................16

Article 12.    Replacement Awards..........................................17

Article 13.    Performance Measures........................................17

Article 14.    Beneficiary Designation.....................................18

Article 15.    Deferrals...................................................18

Article 16.    Rights of Participants......................................18

Article 17.    Change in Control...........................................19

Article 18.    Additional Forfeiture Provisions............................19

Article 19.    Amendment, Modification, and Termination....................19

Article 20.    Withholding.................................................20

Article 21.    Indemnification.............................................21

Article 22.    Successors..................................................21

Article 23.    Legal Construction..........................................21

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                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                           2004 OMNIBUS INCENTIVE PLAN


ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1. ESTABLISHMENT OF THE PLAN. Fidelity National Information Services, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Fidelity National Information Services, Inc. 2004 Omnibus Incentive Plan" (hereinafter referred to as the "Plan"). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

         The Plan shall become effective ______, 2004 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3. DURATION OF THE PLAN. No Award may be granted under the Plan after the tenth anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect until no Awards are outstanding.

ARTICLE 2. DEFINITIONS

         The following terms, when capitalized, shall have the meanings set forth below:

         2.1. "AWARD" means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards granted under the Plan.

         2.2. "AWARD AGREEMENT" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

         2.3. "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.4. "BOARD" means the Board of Directors of the Company.

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         2.5. "CHANGE IN CONTROL" means that the conditions set forth in any one of the following subsections shall have been satisfied:

              (A) an acquisition immediately after which any Person possesses direct or indirect Beneficial Ownership of 25% or more of either the then outstanding Shares (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that, immediately after such acquisition, the acquirer's Beneficial Ownership of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, exceeds FNF's; provided further that the following acquisitions shall be excluded: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company or by FNF, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, or (iv) any acquisition pursuant to a transaction that complies with paragraphs (i), (ii) and (iii) of subsection (c) of this
                   Section 2.5; or

              (B) during any period of two consecutive years, the individuals who, as of the beginning of such period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this Section 2.5, any individual who becomes a member of the Board subsequent to the beginning of such period and whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
                   Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

              (C) consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which:

                   (I) all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities


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                        immediately prior to such Corporate Transaction will
                        have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                   (II) no Person (other than (1) the Company, (2) the parent organization of the Company or Resulting Corporation,
                        (3) an employee benefit plan (or related trust) sponsored or maintained by the Company or Resulting Corporation, or (4) any entity controlled by the Company or Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 25% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

                   (III) individuals who were members of the Incumbent Board
                        will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

              (D) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary in the foregoing definition, neither an initial public offering of the Company's common stock nor the distribution of the Company's common stock held by FNF to FNF's stockholders (the "Distribution") shall constitute a Change in Control for purposes of this Plan. In addition, as long as FNF owns more than 50% of the Outstanding Company Common Stock or Outstanding Company Voting Securities, a change in control of FNF shall also be considered a Change in Control under the Plan. For this purpose, whether a change in control of FNF has occurred shall be determined in the same manner as described above with respect to the Company, except that if the change in control is the result of an acquisition of FNF's outstanding common stock or outstanding voting securities, Beneficial Ownership of more than 50% of FNF's outstanding common stock or outstanding voting securities must be acquired before a Change in Control will be deemed to have occurred under the Plan.


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         2.6. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7. "COMMITTEE" means the Committee, as specified in Section 3.1, appointed by the Board to administer the Plan.

         2.8. "COMPANY" means Fidelity National Information Services, Inc., a Delaware corporation, and any successor thereto as provided in Article 22 herein.

         2.9. "CONSULTANT" means any consultant or advisor to the Company or a Subsidiary.

         2.10. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or a Subsidiary.

         2.11. "DIVIDEND EQUIVALENT" means, with respect to Shares subject to an Award, a right to be paid an amount equal to the dividends declared and paid on an equal number of outstanding Shares.

         2.12. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

         2.13. "EMPLOYEE" means any employee of the Company or a Subsidiary.

         2.14. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.15. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.16. "FAIR MARKET VALUE" means the fair market value of a Share as determined in good faith by the Committee or pursuant to a procedure specified in good faith by the Committee; provided, however, that if the Committee has not specified otherwise, Fair Market Value shall mean the closing price of a Share as reported in a consolidated transaction reporting system on the date of valuation, or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

         2.17. "FNF" means Fidelity National Financial, Inc., a Delaware corporation, and any successor thereto.

         2.18. "FNF STOCK INCENTIVE PLANS" means the equity-based incentive plans sponsored or maintained by FNF and its subsidiaries, pursuant to which awards to acquire shares of FNF's common stock are outstanding immediately prior to the distribution of Shares held by FNF to its stockholders.

         2.19. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.


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         2.20. "INCENTIVE STOCK OPTION" or "ISO" means an Option that is intended to meet the requirements of Code Section 422.

         2.21. "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422.

         2.22. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Article 6 herein.

         2.23. "OTHER STOCK PLANS" means the equity-based incentive plans sponsored or maintained by an entity with which the Company engages in a merger, acquisition or other business transaction, pursuant to which awards relating to interests in such entity (or a related entity) are outstanding immediately prior to such merger, acquisition or other business transaction.

         2.24. "OTHER STOCK-BASED AWARD" means a Share-based or Share-related Award granted pursuant to Article 11 herein.

         2.25. "PARTICIPANT" means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

         2.26. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.27. "PERFORMANCE PERIOD" means the period during which a performance measure must be met.

         2.28. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

         2.29. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 10 herein.

         2.30. "PERIOD OF RESTRICTION" means the period Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and are not transferable, as provided in Articles 8 and 9 herein.

         2.31. "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof.

         2.32. "REPLACEMENT AWARDS" means (i) Options or Shares of Restricted Stock that are issued in substitution of awards of options or restricted stock that were granted under the FNF Stock Incentive Plans to former employees, directors or consultants of FNF or subsidiaries of FNF who are Employees, Directors or Consultants as of or after the date of the distribution of Shares held by FNF to its stockholders, and (ii) Awards issued in substitution of awards granted under Other Stock Plans. For all purposes hereunder, Replacement Awards shall be deemed Awards.


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         2.33. "RESTRICTED STOCK" means an Award granted to a Participant, as described in Article 8 herein.

         2.34. "RESTRICTED STOCK UNIT" means an Award granted to a Participant, as described in Article 9 herein.

         2.35. "SHARE" means a share of common stock of the Company, par value $0.0001 per share, subject to adjustment pursuant to Section 4.3 hereof.

         2.36. "STOCK APPRECIATION RIGHT" or "SAR" means an Award granted to a Participant, either alone or in connection with a related Option, as described in Article 7 herein.

         2.37. "SUBSIDIARY" means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" shall have the meaning ascribed to such term in Code
Section 424(f).

         2.38. "TANDEM SAR" means an SAR that is granted in connection with a related Option, as described in Article 7 herein.

ARTICLE 3. ADMINISTRATION

         3.1. THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or such other committee (the "Committee") as the Board shall select consisting solely of two or more members of the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. Notwithstanding the foregoing, until such time as the Board appoints the Committee, the Compensation Committee of FNF's Board of Directors shall serve as the Committee.

         3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select the Employees, Directors and Consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and, subject to the provisions of Section 19.3 herein, amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

         3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Directors, Employees, Consultants and their estates and beneficiaries and any transferee of an Award.


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ARTICLE 4. SHARES SUBJECT TO THE PLAN; INDIVIDUAL LIMITS; AND ANTI-DILUTION
           ADJUSTMENTS

         4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS.

              (A) Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares that may be delivered pursuant to
                   Awards under the Plan shall be               , provided that:

                   (I) Shares that are potentially deliverable under an Award that is canceled, forfeited, settled in cash, expires or is otherwise terminated without delivery of such Shares shall not be counted as having been delivered under the Plan.

                   (II) Shares that are held back, tendered or returned to cover the Exercise Price or tax withholding obligations with respect to an Award shall not be counted as having been delivered under the Plan.

                   (III) Shares that have been issued in connection with an
                         Award of Restricted Stock that is canceled or forfeited prior to vesting or settled in cash, causing the Shares to be returned to the Company, shall not be counted as having been delivered under the Plan.

                   Notwithstanding the foregoing, if Shares are returned to the Company in satisfaction of taxes relating to Restricted Stock, in connection with a cash out of Restricted Stock (but excluding upon forfeiture of Restricted Stock) or in connection with the tendering of Shares by a Participant in satisfaction of the Exercise Price or taxes relating to an Award, such issued Shares shall not become available again under the Plan if (x) the transaction resulting in the return of Shares occurs more than ten years after the date the Plan is approved by stockholders in a manner that constitutes stockholder approval for purposes of the New York Stock Exchange listing standards or (y) such event would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange.

                   Shares delivered pursuant to the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased on the open market.

              (B) Subject to adjustment as provided in Section 4.3 herein, Shares may be delivered in connection with "full value Awards," meaning Awards other than Options, SARs, or other Awards for which the Participant pays the grant date intrinsic value directly or by forgoing a right to receive a cash payment from the Company; provided, however, that full-value Awards in excess of the number specified in the above limit


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                   may be granted and Shares delivered in settlement thereof if the aggregate number of Shares that remain available for
                   Awards other than full-value Awards is reduced by      Shares
                   for each excess Share delivered.

              (C) If the limitations of this Article 4 would not be effective as limitations under regulations relating to Incentive Stock Options, an additional limitation will apply such that the maximum number of Shares that may be issued as each type of
                   Award under the Plan shall not exceed      Shares, subject to
                   adjustment as provided in Section 4.3 herein. This limit is intended to satisfy a tax provision and shall not result in any grant that exceeds the limits under Section 4.1(a) or 4.1(b).

         4.2. INDIVIDUAL LIMITS. Subject to adjustment as provided in Section
4.3 herein, the following rules shall apply with respect to Awards and any related dividends or Dividend Equivalents intended to qualify for the Performance-Based Exception:

              (A) OPTIONS: The maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to any
                   one Participant shall be       Shares.

              (B) SARS: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one
                   fiscal year to any one Participant shall be       Shares.

              (C) RESTRICTED STOCK: The maximum aggregate number of Shares of Restricted Stock that may be granted in any one fiscal year
                   to any one Participant shall be        Shares.

              (D) RESTRICTED STOCK UNITS: The maximum aggregate number of Shares with respect to which Restricted Stock Units may be granted in any one fiscal year to any one Participant shall
                   be         Shares.

              (E) PERFORMANCE SHARES: The maximum aggregate number of Shares with respect to which Performance Shares may be granted in any one fiscal year to any one Participant shall be Shares.

              (F) PERFORMANCE UNITS: The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $ or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

              (G) OTHER STOCK-BASED AWARDS: The maximum aggregate number of Shares with respect to which Other Stock-Based Awards may be granted in any one fiscal year to any one Participant shall
                   be       Shares.


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              (H)  DIVIDENDS AND DIVIDEND EQUIVALENTS: The maximum dividend or
                   Dividend Equivalent that may be paid in any one fiscal year
                   to any one Participant shall be $        .

         4.3. ADJUSTMENTS IN AUTHORIZED SHARES AND AWARDS. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting the Shares, such adjustment shall be made in the number and kind of Shares that may be delivered under the Plan as set forth in
Section 4.1(a), (b) and (c), the individual limits set forth in Section 4.2, and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1. ELIGIBILITY. Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

         5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. OPTIONS

         6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         6.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. Options that are intended to be ISOs shall be subject to the limitations set forth in Code Section 422.

         6.3. EXERCISE PRICE. The Exercise Price for each grant of an Option under the Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 4.3 herein.

         6.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.


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

         6.5. EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6. PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price.

         The Exercise Price of an Option shall be payable to the Company in full: (a) in cash or its equivalent, (b) by tendering Shares or directing the Company to withhold Shares from the Option having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (c) by broker-assisted cashless exercise, (d) in any other manner then permitted by the Committee, or
(e) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (a), for administrative convenience, to comply with applicable law, or for any other reason.

         Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8. DIVIDEND EQUIVALENTS. At the discretion of the Committee, an Award of Options may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

         6.9. TERMINATION OF EMPLOYMENT OR SERVICE. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

         6.10. NONTRANSFERABILITY OF OPTIONS.

              (A) INCENTIVE STOCK OPTIONS. ISOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant.

              (B) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, NQSOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

         7.1. GRANT OF SARS. Subject to the terms and provisions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

         The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 4.3 herein.

         7.2. EXERCISE OF TANDEM SARS. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

         Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

         7.3. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

         7.4. AWARD AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.5. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         7.6. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

              (A) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

              (B) the number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.7. DIVIDEND EQUIVALENTS. At the discretion of the Committee, an Award of SARs may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

         7.8. TERMINATION OF EMPLOYMENT OR SERVICE. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

         7.9. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, SARs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK

         8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts as the Committee shall determine.

         8.2. AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         8.3. OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock; provided, however, that Shares of Restricted Stock covered by any Replacement Award shall only be subject to the conditions or restrictions provided in the award it replaced, as determined by the Committee. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

         8.4. REMOVAL OF RESTRICTIONS. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

         8.5. VOTING RIGHTS. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

         8.6. DIVIDENDS AND OTHER DISTRIBUTIONS. Except as otherwise provided in a Participant's Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held, and all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

         8.7. TERMINATION OF EMPLOYMENT OR SERVICE. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

         8.8. NONTRANSFERABILITY OF RESTRICTED STOCK. Except as otherwise determined by the Committee, during the applicable Period of Restriction, a Participant's Restricted Stock and rights relating thereto shall be available during the Participant's lifetime only to such Participant, and such Restricted Stock and related rights may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution.

ARTICLE 9. RESTRICTED STOCK UNITS AND PERFORMANCE SHARES

         9.1. GRANT OF RESTRICTED STOCK UNITS/PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Restricted Stock Units and Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and as shall be set forth in the Award Agreement.

         9.2. AWARD AGREEMENT. Each grant of Restricted Stock Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Period(s) of Restriction or Performance Period(s) (as the case may be), the number of Restricted Stock Units or Performance Shares granted, and such other provisions as the Committee shall determine. The initial value of a Restricted Stock Unit or Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 4.3 herein.

         9.3. FORM AND TIMING OF PAYMENT. Except as otherwise provided in
Article 17 herein or a Participant's Award Agreement, payment of Restricted Stock Units or Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction or Performance Period, as the case may be. The Committee, in its sole discretion, may pay earned Restricted Stock Units and Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units or Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

         9.4. VOTING RIGHTS. A Participant shall have no voting rights with respect to any Restricted Stock Units or Performance Shares granted hereunder; provided, however, that the Committee may deposit Shares potentially deliverable in connection with Restricted Stock Units or Performance Shares in a rabbi trust, in which case the Committee may provide for pass through voting rights with respect to such deposited Shares.

         9.5. DIVIDEND EQUIVALENTS. At the discretion of the Committee, an Award of Restricted Stock Units or Performance Shares may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

         9.6. TERMINATION OF EMPLOYMENT OR SERVICE. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units or Performance Shares following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units or Performance Shares, and may reflect distinctions based on the reasons for termination of employment or service.

         9.7. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Restricted Stock Units and Performance Shares and rights relating thereto may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 10. PERFORMANCE UNITS

         10.1. GRANT OF PERFORMANCE UNITS. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and as shall be set forth in the Award Agreement.

         10.2. AWARD AGREEMENT. Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s), the performance goals and such other provisions as the Committee shall determine.

         10.3. VALUE OF PERFORMANCE UNITS. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants.

         10.4. FORM AND TIMING OF PAYMENT. Except as otherwise provided in
Article 17 herein or a Participant's Award Agreement, payment of earned Performance Units shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof). The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant.

         10.5. DIVIDEND EQUIVALENTS. At the discretion of the Committee, an Award of Performance Units may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

         10.6. TERMINATION OF EMPLOYMENT OR SERVICE. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Units following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

         10.7. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units and rights relating thereto may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 11. OTHER STOCK-BASED AWARDS

         11.1. GRANT. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

         11.2. PAYMENT OF OTHER STOCK-BASED AWARDS. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

         11.3. TERMINATION OF EMPLOYMENT OR SERVICE. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

         11.4. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Other Stock-Based Awards and rights relating thereto may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 12. REPLACEMENT AWARDS

         Each Replacement Award shall have substantially the same terms and conditions (as determined by the Committee) as the award it replaces; provided, however, that the number of Shares subject to Replacement Awards, the Exercise Price, grant price or other price of Shares subject to Replacement Awards, any performance conditions relating to Shares underlying Replacement Awards, or the market price of Shares underlying Replacement Awards or per-Share results may differ from the awards they replace to the extent such differences are determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

ARTICLE 13. PERFORMANCE MEASURES

         The Committee may specify that the attainment of the general performance measures set forth in this Article 13 may determine the degree of granting, vesting and/or payout with respect to Awards (including any related dividends or Dividend Equivalents) that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measure(s): earnings per share, economic value created, market share (actual or targeted growth), net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), revenue (actual or targeted growth), cash flow, operating margin, Share price, Share price growth, total stockholder return, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Awards (including any related dividends or Dividend Equivalents) that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

         The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

ARTICLE 14. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing during the Participant's lifetime with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 15. DEFERRALS

         If permitted by the Committee, a Participant may defer receipt of amounts that would otherwise be provided to such Participant with respect to an Award, including Shares deliverable upon exercise of an Option or SAR or upon payout of any other Award. If permitted, such deferral (and the required deferral election) shall be made in accordance with, and shall be subject to, the terms and conditions of the applicable nonqualified deferred compensation plan, agreement or arrangement under which such deferral is made and such other terms and conditions as the Committee may prescribe.

ARTICLE 16. RIGHTS OF PARTICIPANTS

         16.1. CONTINUED SERVICE. Nothing in the Plan shall:

              (A) interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment or service at any time,

              (B) confer upon any Participant any right to continue in the employ or service of the Company or any of its Subsidiaries, nor

              (C) confer on any Director any right to continue to serve on the Board of Directors of the Company or any of its Subsidiaries.

         16.2. PARTICIPATION. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

ARTICLE 17. CHANGE IN CONTROL

         Except as otherwise provided in a Participant's Award Agreement, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

              (A) any and all outstanding Options and SARs granted hereunder shall become immediately exercisable; provided, however, that the Committee instead may specify, in the Participant's Award Agreement (subject to Section 19.3), that such Awards shall be automatically cashed out upon a Change in Control;

              (B) any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units and other Awards shall lapse; and

              (C) any and all Performance Shares, Performance Units and other Awards (if performance-based) shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open Performance Periods.

ARTICLE 18. ADDITIONAL FORFEITURE PROVISIONS

         The Committee may condition a Participant's right to receive a grant of an Award, to vest in the Award, to exercise the Award, to retain cash, Shares, other Awards, or other property acquired in connection with the Award, or to retain the profit or gain realized by the Participant in connection with the Award, including cash or other proceeds received upon sale of Shares acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, directors and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company and its Subsidiaries.

ARTICLE 19. AMENDMENT, MODIFICATION, AND TERMINATION

         19.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the New York Stock Exchange listing standards or any rule promulgated by the United States Securities and Exchange Commission or any securities exchange on which the securities of the Company are listed shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

         19.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

         19.3. AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

         19.4. COMPLIANCE WITH THE PERFORMANCE-BASED EXCEPTION. If it is intended that an Award (and/or any dividends or Dividend Equivalents relating to such Award) comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards (and/or dividends or Dividend Equivalents) maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 19, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

ARTICLE 20. WITHHOLDING

         20.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

         20.2. USE OF SHARES TO SATISFY WITHHOLDING OBLIGATION. With respect to withholding required upon the exercise of Options or SARs, upon the vesting or settlement of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may require or may permit Participants to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction and, in any case in which it would not result in additional accounting expense to the Company, taxes in excess of the minimum statutory withholding amounts. Any such elections by a Participant shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 21. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by Delaware law against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company's best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 22. SUCCESSORS

         All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company.

ARTICLE 23. LEGAL CONSTRUCTION

         23.1. GENDER, NUMBER AND REFERENCES. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such act, code, section, rule or regulation, as may be amended from time to time, or to any successor act, code, section, rule or regulation.

         23.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         23.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         23.4. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to conflicts or choice of law principles.

         23.5. NON-EXCLUSIVE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including other incentive arrangements and awards that do or do not qualify under the Performance-Based Exception.